UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2025

Brookfield Asset Management Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41563	98-1702516
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

Brookfield Place

250 Vesey Street, 15th Floor

New York, NY 10281-0221

(Address of Principal Executive Offices)

(212) 417-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Limited Voting Shares	BAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Brookfield Asset Management Ltd., a corporation existing under the laws of British Columbia (“BAM”), qualifies as a foreign private issuer in the United States for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although as a foreign private issuer BAM is not required to do so, BAM currently expects, beginning with this Current Report on Form 8-K, to file annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K with the Securities and Exchange Commission (“SEC”) instead of filing reports on forms available to foreign private issuers.

Item 1.01	Entry into a Material Definitive Agreement.

The information contained in Item 2.01 is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 31, 2024, BAM and Brookfield Corporation (“BN”) entered into an arrangement agreement (the “Arrangement Agreement”) whereby BAM would own and reflect 100% of the asset management business (the “Arrangement”), and BN’s 73% interest in the asset management business would be held indirectly through BN’s ownership of approximately 73% of BAM’s Class A Limited Voting Shares (the “Class A Shares”).

Upon completion of the Arrangement on February 4, 2025, BAM acquired approximately 73% of the outstanding common shares (“Common Shares”) of Brookfield Asset Management ULC (the “Asset Management Company”), which holds Brookfield’s asset management business, from BN and certain of its subsidiaries in exchange for 1,194,021,145 newly-issued Class A Shares, on a one-for-one basis.

In connection with the Arrangement, the voting agreement between BN and BAM that, among other things, entitled each of BAM and BN the right to nominate one-half of the directors of the Asset Management Company (with each of BAM and BN agreeing to vote its Common Shares in favor of such nominated directors), was terminated.

The Arrangement was approved by BAM shareholders at a special meeting held on January 27, 2025. The Supreme Court of British Columbia also issued a final order approving the Arrangement on January 30, 2025.

A copy of the Arrangement Agreement was filed as Exhibit 99.2 to BAM’s Form 6-K filed with the SEC on November 1, 2024.

Item 3.02	Unregistered Sales of Equity Securities.

The Class A Shares issued to BN and certain of its subsidiaries in the Arrangement were issued pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03	Material Modifications to Rights of Security Holders.

Prior to the Arrangement, holders of Class A Shares were entitled to elect one-half of the board of directors of BAM (the “Board”) and holders of BAM’s Class B Limited Voting Shares (“Class B Shares”) were entitled to elect the other one-half of the Board. In connection with the Arrangement, BAM’s articles were amended to provide that, at any time that: (a) BN (or its successor) and its subsidiaries beneficially own a number of Class A Shares that exceeds 50% of the aggregate number of all the issued and outstanding Class A Shares and Class B Shares as of the record date for any meeting of shareholders, holders of Class A Shares and holders of Class B Shares will vote together as a single class in the election of the Board at such meeting of shareholders; or (b) BN (or its successor) and its subsidiaries beneficially own a number of Class A Shares that is not less than 20% but does not exceed 50% of the sum of all the issued and outstanding Class A Shares and Class B Shares as of the record date for any meeting of shareholders: (i) BN (or its successor) will be entitled to elect one of the directors who would otherwise be elected by other holders of the Class A Shares at such meeting of shareholders; (ii) holders of Class A Shares, including BN (or its successor) solely in respect of any Class A Shares that it and its subsidiaries beneficially own in number that exceeds 20% of the sum of all the issued and outstanding Class A Shares and Class B Shares, will be entitled to elect one-half of the Board less such number of directors to be elected by BN (or its successor) under (i) above at such meeting of shareholders; and (iii) holders of Class B Shares will be entitled to elect the other one-half of the Board at such meeting of shareholders.

The information set forth in this Item 3.03 is qualified in its entirety by reference to the complete text of BAM’s articles, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.

Item 5.01	Change in Control of Registrant.

As of the effective time of, and after giving effect to, the Arrangement, BN beneficially owned approximately 73% of BAM’s issued and outstanding Class A Shares.

The information set forth in Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

Item 7.01	Regulation FD Disclosure.

On February 4, 2025, BAM issued a press release announcing the completion of the Arrangement. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including the attached Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or any filing under the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a)            Financial Statements of Business Acquired

BAM will provide the financial statements required to be filed under Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b)           Pro Forma Financial Information

BAM will provide the pro forma financial information required to be filed under Item 9.01(b) of Form 8-K by amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

Exhibit Number	Description
2.1	Arrangement Agreement dated October 31, 2024 between Brookfield Asset Management Ltd. and Brookfield Corporation (incorporated by reference to Exhibit 99.2 of Form 6-K filed by BAM on November 1, 2024)
3.1	Articles of Brookfield Asset Management Ltd.
99.1	Press release dated February 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2025

Brookfield Asset Management Ltd.

By:	/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Managing Director, Legal & Regulatory and Corporate Secretary